Other Assets, Net (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
OTHER ASSETS, NET [Abstract]
Deferred tax assets, net	$ 13,467	$ 10,100
Employee advance	9,465	8,873
Others	58	155
Total	$ 22,990	$ 19,128